Exhibit 99.1

Private & Confidential

The Directors

Gosforth Funding 2018-1 plc (the “Issuer”)

Fifth Floor

100 Wood Street

London

EC2V 7EX

The Directors

Virgin Money plc (the “Seller”)

Jubilee House

Gosforth

Newcastle upon Tyne

NE3 4PL

Lloyds Bank Corporate Markets plc (an “Arranger” and a “Joint Lead Manager”)

25 Gresham Street

London

EC2V 7HN

Lloyds Securities Inc (an “Arranger” and a “Joint Lead Manager”)

1095 Avenue of the Americas

New York

NY 10036

Merrill Lynch International (an “Arranger” and a “Joint Lead Manager”)

Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

Citigroup Global Markets Limited (“Citigroup”) (a “Joint Lead Manager”)

Citigroup Centre

Canada Square

London

E14 5LB

BNP Paribas, London Branch (“BNP”) (a “Joint Lead Manager”)

10 Harewood Avenue

London

NW1 6AA

and the Other Managers (as defined in the Engagement Letter)

8 August 2018

Dear Ladies and Gentlemen

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Report of factual findings from the agreed upon procedures relating to the proposed issue of Residential Mortgage Backed Notes by the Issuer (the “Issue”)

1.	This AUP Report is produced in accordance with the terms of our agreement dated 31 July 2018 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of the Issuer, to the directors of the Seller, to the Arrangers, to the Joint Lead Managers and to the Other Managers solely to assist them in connection with their due diligence obligations relating to the Issue.

3.	It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.

4.	It is the responsibility of the Seller to respond to the due diligence enquiries of the Arrangers and the Joint Lead Managers concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arrangers and the Joint Lead Managers to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’. Our procedures did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Seller. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The aUp Report may be used by a Manager to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we accept no responsibility for, and express no view as to the effectiveness of such use of the AUP Report.

8.	You may include a copy of the AUP Report in the bible of transaction documents for the Issue prepared for the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the relevant Other Managers. The Issuer, the Seller, the Arrangers or the Joint Lead Managers may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, the Seller may also include

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a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.	Additionally, the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Issuer or the Seller or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Issuer or the Seller.

11.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Chartered Accountants
London
8 August 2018

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Appendix 1 to the AUP Report

Procedures performed in relation to a sample of accounts

1.	We were provided with a computerised data file by the Seller on 14 June 2018 entitled “G2018- 1+Main+Accounts+for+PwC.xlsx” (the “Data File”) extracted from the Mortgage System detailing the listing of account numbers of a pool of mortgage loans (“Accounts”) relating to each account as at 30 April 2018 (the “Cut-Off Date”).

2.	We selected a random sample of 449 Accounts from the Data File (the “Selected Sample”). The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate; and
•	1% maximum error rate.

You have agreed the calculated sample size of 449 Accounts as being sufficient and appropriate for the purposes of this engagement.

3.	In addition, we selected a reserve random sample of 26 Accounts (the "Reserve Sample"), to be used to replace items in the Initial Selected Sample where the Account had been repaid between the Cut-Off Date and the date of our testing.

4.	None of the mortgage loans from the Reserve Sample were used to replace redeemed mortgage loans from the Selected Sample.

5.	We provided the Seller with the Selected Sample and staff of the Seller prepared, for the purposes of our procedures, a file for each Account in the Selected Sample which included copies of relevant documents and screen prints of certain information for all mortgage loans associated with that Account held on the Mortgage System (the “Source Documents”). We did not compare these copies to original documents, or agree these screen prints to the Mortgage System of the Seller, unless otherwise stated in the procedures below.

6.	The term “Mortgage System” in each case refers to the Issuer’s primary systems of record. The Omiga System (in respect of 0rigination and application data), the Service Centre system (in respect of historic documents and correspondence) and the Mortgage Account Tracker system (post-completion processing and account management).

7.	The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage account, including the relevant application form, initial and, if applicable, the latest mortgage offer letter, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report, and any other scanned or hard copy documents relevant to the mortgage account provided to us by the Issuer. For the purposes of our work, all such items in the Mortgage File were viewed as scanned documents on the Lender’s KFI System.

8.	The term “Mortgage Offer” refers to a Mortgage Loan Agreement or other similar documents prepared by the Seller which is addressed to the borrower(s).

9.	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge

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Certificate obtained from the Seller with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

10.	The term “Valuation Report” refers to hard copy valuation reports, such as:

•	a valuation report which indicates that the property has been visited;
•	a “desktop valuation” which states that the property has not been inspected; and
•	a screen print of an AVM (automated valuation model) where the latest or estimated valuation input to the model, if any, may be a previous full or desktop valuation provided by the Seller.

11.	When checking that attributes agree to Source Documents, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Extraction File, or alternatively that some other unique identifier on the Source Documents (such as an account number) agreed to that shown on the Extraction File.

12.	When confirming the existence of signatures on Source Documents we performed no procedures to verify the integrity of the signature.

13.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where relevant, our testing has been performed on all mortgage loans associated with an Account in our Selected Sample.

14.	We performed our testing from 9 July 2018 to 25 July 2018.

Description of Agreed-Upon Procedure	Results
1. Borrower Name
Compared the borrower(’s) first name (or initials) and surname shown in the data field(s) “SOURCE_FORENAME” and “SOURCE_SURNAME” in the Extraction File to the name(s) (or initials) appearing on the application form.	No exceptions noted.
When an application form was not found on the system, we confirmed that this was because the applicant(s) used a broker and therefore an application form would not be available on the system, as indicated by “Indirect” showing in the Application Details in the Omiga System in the field “Direct/Indirect Business?”, and compared the borrower(‘s) first name (or initials) and surname to the Omiga system.
Where the mortgage account is a sub account and the completion date is after 2008, or where it has been confirmed that the mortgage application was completed online, we have agreed the borrower’(s) first name (or initials) and surname to the Omiga System. We have been informed that all further advances or personal secured loans after 2008 would be applied for via a sales call, the information is directly input to the Omiga system, and that no application form will be present.

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Description of Agreed-Upon Procedure	Results

2. Mortgage Account Balance

Compared the mortgage account balance shown in the data field “Current Balance” in the Extraction File to the Mortgage Account Tracking system in the “Transaction Details” screen, as at the Cut-Off Date.

No exceptions noted.
3. Arrears
Compared the value appearing in the data field “Arrears Balance” in the Extraction File to the historical arrears information for the mortgage account in the “Arrears Details” screen in the Mortgage Account Tracking System as at the Cut-Off Date.
3.1 - We have confirmed that for each mortgage in the Selected Sample, whether arrears of more than one month have been carried forward as at the Cut-Off Date as per the “Arrears Details” screen in the Mortgage Account Tracking System.	3.1 - No exceptions noted.
3.2 - For each mortgage in the Selected Sample, we have confirmed that the customer has paid all amounts falling due in the last 12 months prior to the Cut-Off Date by comparing to “Arrears Details” screen in the Mortgage Account Tracking system.	3.2 - No exceptions noted.
A difference of +/- £10 will not be treated as an error.
For the avoidance of doubt, approved payment holidays, as indicated by “Pmnt Due 0” on the “Arrears Details” screen on the Primary System of Record are not treated as missed payments.
4. Property Postcode We have compared the outcode portion of the postcode as detailed in data field “POSTCODE” of the Extraction File to the application form (paper or electronic).	No exceptions noted.
When an application form was not found on the system, we confirmed that this was because the applicant(s) used a broker and therefore an application form would not be available on the system, as indicated by “Indirect” showing in the Application Details in the Omiga System in the field “Direct/Indirect Business?”, and compared the borrower(‘s) first name (or initials) and surname to the Omiga system.
Where the mortgage account is a sub account and the completion date is after 2008, or where it has been confirmed that the mortgage application was completed online, we have agreed the borrower’(s) first name (or initials) and surname to the Omiga System. We have been informed that all further advances or personal secured loans

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Description of Agreed-Upon Procedure	Results
would be applied for via a sales call, the information is directly input to the Omiga system, and no application form will be present.
We have reported as an error where the property outcode on the application form does not agree to the Extraction File.
5. Completion Date
5.1 We have confirmed that the original completion date of a mortgage is after 28 July 1999 by comparing to the loan start date appearing in the data field “Loan Origination Date” in the Extraction File.	5.1 - No exceptions noted.
5.2 Compared the loan completion date appearing in the data field “Loan Origination Date” in the Extraction File to the completion date shown on the opening page of the Mortgage Account Tracking system for that mortgage. We have reported as an error where the respective dates differed by more than one business day.	5.2 - No exceptions noted.
5.3 We have confirmed that the completion date of the mortgage is no greater than 16 weeks after the date of the original offer letter.	5.3 - No exceptions noted.
5.4 Compared the loan start date appearing in the data field “Loan Origination Date” in the Extraction File to the Certificate of title (COT), report on title (ROT), or completion statement. We will not report as an exception if there is a difference of +/- 7 calendar days from the Extraction File to the date on the COT / ROT where the completion date has been delayed, as confirmed in writing by the Solicitor. Where the COT is not available due a rapid remortgage as identified on the Omiga system, we will agree the completion date to the date of the registered charge on the Land Registry.	5.4 - No exceptions noted.
We have not reported as an exception in cases where the completion date on the COT does not agree to the data field “Loan Origination Date” in the Extraction File, where there is evidence on the Mortgage File from the Solicitor that confirms a delayed completion date, which agrees within +/- 7 days to the Extraction File.
6. Valuation Amount Compared the value appearing in the data field “Valuation Amount” in the Extraction File to the valuation report at the date of the most recent lending decision as follows:	No exceptions noted.
- For mortgages where there has been no further advance (as indicated in the data field “Further Advances” in the Extraction File), we will compare the valuation amount to the valuation report obtained at the time of that lending decision.

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Description of Agreed-Upon Procedure	Results
- For mortgages with further advances (as indicated in the data field “Further Advances” in the Extraction File), we will compare the valuation amount to the valuation report obtained at the date of the further advance as detailed in the data field “Further Loan Advance Date” in the Extraction File. If the data field “Current Valuation Type” in the Extraction File shows a “1”, we will compare the valuation amount to the external valuation report in the Service Centre. If the data field “Current Valuation Type” in the Extraction File shows a “4”, we will check whether the valuation report is an AVM or an Index Linked AVM in the Mortgage Account Tracking System under “Additional Customer Details” under the “Additional Property” tab in the field “Valuation Source”. When the field “Valuation Source” shows as “INDEX VALUATION”, we will compare the valuation amount to the “Valuation” field. If the “Valuation Source” field shows as “AVM”, we will agree the valuation amount to the AVM report in the Service Centre.
We have reported as an exception if the valuation amount in the Extraction File is greater than the valuation amount stated in the valuation report or Primary System of Record, as applicable.
We have not reported as an exception in cases where the latest valuation report agrees to the valuation amount per the Extraction File in the “Market value of the property after the proposed improvements/repairs have been carried out” section of the valuation report, where we can agree on the Mortgage File that the works have been completed.

We have not reported as an exception if the valuation amount on the Valuation Report does not agree to the Extraction File, where we can find evidence on the Mortgage File from the Valuer confirming the valuation amount which agrees to the Extraction File, as this is a standard business practice of the Seller.

We have not reported as an exception in cases where the Valuation Report is missing, where we are able to find the Realtime Valuation on the Memo Pad in Omiga, in cases where the Valuation Amount on the Memo Pad matches the Extraction File, as this is a standard business practice of the Seller.

7. Loan to value ratio
7.1 Original Loan to Value ratio
We have recalculated the original Loan to Value ratio (‘LTV ratio’) as at the origination date to the nearest whole number.	7.1 - No exceptions noted
For the avoidance of doubt, this has been recalculated as the loan amount at the origination date in the data field “Original Balance” in

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Description of Agreed-Upon Procedure	Results
the Extraction File divided by the property valuation performed at the time of the origination as set out in the valuation report.
We have compared the calculated LTV Ratio to the Lending Policy Guidelines as provided to us by the Seller (the “LPG”) at the time the mortgage was underwritten. We have reported as an exception where the LTV ratio does not confirm to the LPG at the time it was underwritten in terms of the LTV.
7.2 Current Loan to Value ratio
We have recalculated the current LTV by dividing the current mortgage balance at the Cut-Off Date (as detailed in data field “Current balance” in the Extraction File) by the most recent valuation (as detailed in the data field “Current Valuation Amount” in the Extraction File).	7.2 - No exceptions noted
Where a further advance has been made then the valuation at the time of the further advance will be used.
8. Current Balance
8.1. - We have confirmed that the current balance as per the data field “Current Balance” in the Extraction File is equal to or less than £750,000.	8.1 - No exceptions noted.

8.2 - For each mortgage in the Selected Sample we have confirmed that the current balance per the first page of the Mortgage Account Tracking System for the mortgage account is equal to or less than £750,000.

8.2 – No exceptions noted.
9. Underwriting Criteria
9.1 - For each mortgage in the Selected Sample, we have confirmed that the balance per the data field “Original Balance” in the Extraction File is less than the maximum loan amount stated in the LPG, as provided to us by the Seller at the time the offer of advance was made.	9.1 - No exceptions noted.
Where a further advance has been granted (as indicated in data field “Further Advances” in the Extraction File), the total loan amount will be the aggregate of the balance outstanding at the time of the additional loan plus the amount of the additional loan. We have confirmed that the total loan amount is less than the maximum loan amount stated in the LPG.
We have reported as an exception where the mortgage advance per the Extraction file is more than the maximum loan amount stated in the LPG.

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Description of Agreed-Upon Procedure	Results
We have not reported as an exception in cases where there is a credit decision error and the maximum amount specified on Omiga is less than the amount requested, where we can see that a manual affordability calculator has been performed and the amount funded is less than the maximum calculated.
We have not reported as an exception where the maximum amount specified on Omiga is less than the amount requested, where we can see evidence on the Mortgage File that a senior underwriter has agreed via exception the amount to be borrowed outside of policy guidelines, as this is a standard business practice of the Seller.
9.2 - For each mortgage in the Selected Sample, we have recalculated the ‘income multiple’ by taking the loan amount at the date of origination as set out in the offer of Advance and divided by the total annual income at the date of origination as per the “Completion” tab under “Additional Customer Details” in the Mortgage Account Tracking.	9.2 - No exceptions noted.
We have confirmed that the resulting income multiple is less than the Enhanced Income Multiples stated in the LPG provided to us by the Seller.
Where a further advance has been granted (as indicated in data field “Further Advances” in the Extraction File), the total loan amount will be the aggregate of the balance outstanding at the time of the additional loan plus the amount of the additional loan. We have confirmed that the calculated income multiple based on total loan amount is less than the Maximum Income Multiples as stated in the LPG provided to us by the Seller.
We have reported as an exception where the calculated total income multiple recalculated is more than the Enhanced Income Multiples stated in the LPG.
We have not reported as an exception where the income multiple is higher than that recorded in the relevant Lending Policy Guide, where we can see evidence on the Mortgage File that a senior underwriter has agreed vie exception outside of policy guidelines, as this is a standard business practice of the Seller.
10. Legal Charge
We confirmed for each mortgage in the Selected Sample that the following was present:
10.1 - Confirmed that the Certificate of Title (‘COT’) / Report on Title (‘ROT’) was on the Mortgage System; or	10.1 – No exceptions noted.

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Description of Agreed-Upon Procedure	Results
10.2 - Where the COT / ROT was not available, we confirmed that the Seller is listed as having first legal charge by reference to the Land Registry.	10.2 – No exceptions noted.
We have been informed by the Seller that the presence of the COT/ROT on the Mortgage System indicates that the Seller has first legal charge over the property – we have not performed any procedures to confirm the validity of this statement.
We have reported as an exception where the Land Registry indicated that the Seller did not have first legal charge over the property. We do not comment on whether this legal charge is valid.
We have not reported as an exception where the COT is not available due a rapid remortgage, as identified on the Omiga system.
11. Insurance
Confirmed for each of the mortgages in the Selected Sample that the Mortgage Account Tracking System shows insurance has been obtained by agreeing that the “Insurance Company” field in the “Financial 1” screen under “Additional Customer Details” is filled in.	No exceptions noted.
We have reported as an exception where there is no evidence of insurance on the Mortgage System.
12. Valuation Report
We will report as an exception if any of the following conditions existed;
12.1 - The original valuation report was missing / unavailable; or	12.1 – No exceptions noted.
12.2 - By reference to the offer of Advance, that the original offer of Advance was made more than 6 months after the date of the valuation report (not applicable for Index Valuation cases identifiable in the Mortgage Account Tracking System in “Addn Prop” screen in the Additional Customer Details section in data field “Valuation Source”, or AVM cases) or	12.2 – No exceptions noted.
12.3 - The property address per the data fields “ADDRESS_LINE_1”, “ADDRESS_LINE_2”, “ADDRESS_LINE_3”, “ADDRESS_LINE_4” and “POSTCODE” in the Extraction File is different to the property address per the valuation report; or	12.3 – No exceptions noted.
12.4 - If the valuer had suggested a retention in excess of £20,000 in the Valuation Report and the higher value had been recorded as the valuation in the Extraction File; or	12.4 – No exceptions noted.

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Description of Agreed-Upon Procedure	Results

12.5 - We have reported as an exception if the offer of Advance did not include details of retention, if there was a retention noted on the Valuation Report, unless estimates have been provided by the applicant or applicant’s financial advisor or the original LTV was less than 75%.

For 12.2, we have not reported as an exception in cases where the valuation has been completed as an Index Valuation, and we were unable to obtain a valuation date and compare to the Offer Letter.

For 12.2, we have not reported as an exception in cases where the Offer Letter is more than 6 months from the date of the Valuation Report, where we can find evidence on the Mortgage File that a senior underwriter has agreed to use the original valuation report, as this is a standard practice.

For 12.3, we have not reported as an exception in cases where the property is a new build and a change in address has been confirmed by a solicitor.

For 12.3, we have not reported as an exception in cases where the address has changed and this change has been confirmed by a solicitor.

For 12.4 and 12.5, we have not reported an exception in cases where the property is a new build and funds have been retained on the Valuation Report and there is evidence on the Mortgage File that the funds have been released once the property is fully built.

For 12.4 and 12.5, we have not reported as an exception in cases where a retention has been entered on the Valuation Report but there is evidence on the Mortgage File that the amount was not retained by the Bank.

We have not reported as an exception in cases where the Valuation Report is missing, however, we are able to find the Realtime Valuation on the Memo Pad in Omiga, in cases where the details on the Memo Pad matches the Extraction File, as this is a standard business practice of the Seller.

12.5 – Two exceptions noted.

PwC ref 7

Retention noted on Valuation report, no details included in the Offer Letter and LTV was higher than 75%.

Management comment

No notes regarding retention being removed. In future, written records would be required confirming why a retention has been removed.

PwC ref 14

Retention noted on Valuation report, no details included in the Offer Letter and LTV was higher than 75%.

Management comment

Retention was highlighted due to a need for electrical testing but this is a condition placed in to the offer (section 3). Current value and after works are the same on Valuation Report. Retention was never used as overridden by an underwriter but no notes confirm this. No issues via business process but notes should reflect this.

13. Income Verification

For all mortgage loans, we have reported as an exception if no evidence existed that the Seller had verified the income of the borrower(s), by ensuring one of the following is contained on the Mortgage File;

a)       Salary confirmation from employer; or

b)       Payslips; or

c)       Bank Statements; or

One exception noted. PwC ref 6 Unable to find income verification. Management comment

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Description of Agreed-Upon Procedure	Results

d)    New Loans Checklist indicating that income verification evidence had been seen; or

e)    For borrowers who are self-employed (as indicated by a “5” in the Borrower's Employment Status data fields in the Extraction File), confirmed that the mandate holder has examined accounts or had sight of a letter from an accountant or tax assessment.

This case was re-input, however, it no longer opens on any system.
For the avoidance of doubt, entries on the Omiga System notepad showing that evidence of income has been seen are acceptable.
We have not performed any procedures to test the accuracy or appropriateness of the supporting information obtained.
14. Mortgage Term
Compared the mortgage term detailed in data field ”Loan Term” in the Extraction File to the following:
14.1 - Mortgage System (found on the first page for the mortgage on the Mortgage Account Tracking System); and	14.1 – No exceptions noted.
14.2 - Relevant mortgage offer of Advance, or where the term does not agree, to evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended loan term.	14.2 – No exceptions noted.
We note that the Mortgage System, and therefore the Extraction File, rounds up the loan term to the next year. We have not reported as an exception where the difference between the Extraction File and offer of Advance or other evidence is due to this.
15. Repayment Type
Compared the repayment type appearing in the data field “Repayment Method” in the Extraction File to the following:
15.1 - Mortgage System (found on the first page for the mortgage on the Mortgage Account Tracking System); and	15.1 – No exceptions noted.
15.2 - Relevant mortgage offer of Advance.	15.2 – No exceptions noted.
We have not reported as an exception instances where repayment type does not agree to the relevant offer of Advance but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.
We have not reported as an exception where the Extraction File states ‘Repayment’ and the offer of Advance states ‘part repayment’ and ‘part Interest Only’ or where the Repayment Type in the Extraction File is stated as ‘Endowment’ and the offer of Advance states ‘Interest Only’.

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Description of Agreed-Upon Procedure		Results
16. Interest rate type
Confirmed that the interest rate type in the date field “Interest Rate Type” in the Extraction File agrees to the relevant offer of Advance.		No exceptions noted.
We will report as an exception where the interest rate type per the Extraction File does not agree to the offer of Advance or other supporting documentation.
The Seller provided us with the following mapping for the Extraction File:
1	Floating rate loan (for life)
2	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank's standard variable rate (SVR), ECB reverting to Bank’s SVR
3	Fixed rate loan (for life)
4	Fixed with future periodic resets
5	Fixed rate loan with compulsory future switch to floating
6	Capped
7	Discount
8	Other
ND	No Data

17. Interest Rate Reversionary Date
Agreed the reversion date appearing in the data field “Interest Reversion Date 1” in the Extraction File to the following:
17.1 - Mortgage System; and 17.2 - The relevant offer of Advance.		17.1 – No exceptions noted. 17.2 – No exceptions noted.
We have reported as an exception where the reversion date per the Extraction File does not agree to the relevant offer of Advance and the difference is not supported by other forms of evidence.
18. Current Interest Rate
Confirmed that the current interest rate in data field “Current Interest Rate” of the Extraction file agrees to the first page for the mortgage on the Mortgage Account Tracking System, as at the Cut-Off Date.		No exceptions noted.

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Description of Agreed-Upon Procedure		Results
We have reported as an exception where the current interest rate in the Extraction file does not agree to the Mortgage system as at the Cut-Off Date.

19. Signatures

Confirmed that that the following documents bore signatures in the designated space or had been acknowledged electronically:

19.1 - Application form (signed by the applicant); and

19.2 - Original Valuation Report (signed by an appropriately qualified (e.g. MRICS valuer); and

19.3 - Where applicable, latest Valuation Report (signed by an appropriately qualified (e.g. MRICS valuer); and

19.4 - Certificate of Title (COT) or Report on Title (ROT) (signed by the conveyancer).

Where in accordance with the Issuer’s policy an indexed or AVM valuation was used, parts 2 and 3 were not applicable.

Where the COT is not available due a rapid remortgage as identified on the Omiga system, part 4 was not applicable.

19.1 – One exception noted.

PwC ref 26

Unable to find original declaration form signed.

Management comment

Confirmed missing.

19.2 – No exceptions noted.

19.3 – No exceptions noted.

19.4 – No exceptions noted.

20. Borrower Employment Status

Compared the employment status appearing in the data fields “Borrower's Employment Status” and “Second Borrower's Employment Status” (where applicable) in the Extraction File to the “Employment Status” field in the Mortgage Account Tracking System, under the “Completion” tab section in “Additional Customer Details”.

The Seller provided us with the following mapping for the Extraction File:

No exceptions noted.
1	Employed
4	Unemployed
5	Self Employed
7	Student

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Description of Agreed-Upon Procedure		Results
8	Retired
The Seller provided us with the following mapping for the Mortgage Account Tracking system:
U	Unemployed
K	Student
S	Self-employed
C	Contract
E	Not Employed
R	Retired
F	Full Time
P	Part Time
These procedures were not conducted at a sub-account level as the Extraction File only shows the original employment status.

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Appendix 2 to the AUP Report

Engagement Letter dated 31 July 2018

17

Private & Confidential

The Directors

Gosforth Funding 2018-1 plc (the “Issuer”)

Fifth Floor

100 Wood Street

London

EC2V 7EX

The Directors

Virgin Money plc (the “Seller”)

Jubilee House

Gosforth

Newcastle upon Tyne

NE3 4PL

Lloyds Bank Corporate Markets plc (an “Arranger” and a “Joint Lead Manager”)

25 Gresham Street

London

EC2V 7HN

Lloyds Securities Inc (an “Arranger” and a “Joint Lead Manager”)

1095 Avenue of the Americas

New York

NY 10036

Merrill Lynch International (an “Arranger” and a “Joint Lead Manager”)

Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

Citigroup Global Markets Limited (“Citigroup”) (a “Joint Lead Manager”)

Citigroup Centre

Canada Square

London

E14 5LB

BNP Paribas, London Branch (“BNP”) (a “Joint Lead Manager”)

10 Harewood Avenue

London

NW1 6AA

and the Other Managers (as defined below)

31 July 2018

PricewaterhouseCoopers LLP, 7 More London Riverside, London, SE1 2RT

T: +44 (0) 2075 835 000, F: +44 (0) 2072 127 500, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Dear Ladies and Gentlemen

Agreed upon procedures relating to the proposed issue of Residential Mortgage Backed Notes (the “Issue”) by Gosforth Funding 2018-1 plc

Thank you for engaging us to provide you with services (the “Services”), on terms which are described in this letter (the “Engagement Letter”), including the Schedules and the terms of business (version ToB 04/18) attached as Schedule 5 (the “Terms of Business”). These together form the agreement between us.

Background and purpose

You have instructed us to provide the services set out in Schedule 1 ‘Provision of services relating to the Issue’ and to produce a report or report(s) (the “AUP Report”) detailing the procedures we have performed and our findings.

The AUP Report will be provided to assist the Issuer, the Seller and the Managers (as defined below) in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Issue.

This Engagement Letter is addressed to the directors of the Issuer, to the directors of the Seller, to the Arrangers, to the Joint Lead Managers and to each of the other managers (the “Other Managers”) whose names are set out in Schedule 3 to this Engagement Letter, who either sign this letter or validly authorise an Arranger to sign this Engagement Letter on their behalf. Together, the Arrangers, the Joint Lead Managers and the Other Managers are referred to in this Engagement Letter as the “Managers”.

An Other Manager may also be deleted from Schedule 3, where the Arrangers, the Joint Lead Managers or an Other Manager advises us that the Other Manager does not wish to receive the benefit of the AUP Report or where an Arranger does not receive authority to sign this Engagement Letter on behalf of the relevant Other Manager. The Arrangers, the Joint Lead Managers, the Other Managers and, after any such deletions, are referred to collectively in this Engagement Letter as the “Managers”.

By signing this Engagement Letter on behalf of an Other Manager, the Arrangers confirm that they will ensure that they receive authority from each such Manager to do so. However, the Arrangers makes no representation as to whether such authority actually confers the necessary authority.

Timetable and duration

We will endeavour to carry out our work in accordance with a timetable to be agreed between the parties to this Engagement Letter.

Staffing

Jessica Miller is the person in charge of providing the services to you, assisted by Jennifer Hale and such other staff as we believe are required. If we believe that it is necessary for us to change the named individual we will let you know.

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Client contact

The Seller has designated Mark Henderson to be our primary contact when delivering the services as a person with the knowledge, experience and ability to make decisions in relation to the services and our recommendations.

Fees

Our fees will be calculated in accordance with the “Basis of fees” clause in the attached terms of business, unless alternative arrangements are agreed. Details of our fees will be subject to separate communication.

Use and distribution of the AUP Report

You may include a copy of the AUP Report in the bible of transaction documents for the Issue prepared for the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the relevant Other Managers.

The Issuer, the Seller, the Arrangers or the Joint Lead Managers may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.

Where required, the Seller may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

Additionally, the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise.

The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

Liability limitation

We draw your attention to clause 8.2 in the attached terms of business which amongst other things limits our total liability for all claims connected with the services or the agreement, which we have agreed will be 3 times fees or £5,000,000, whichever is greater.

Amendments to the terms of business

The following amendments to the terms of business have been agreed between us:

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•	Clause 2.3 is replaced by “Liability to you alone - We accept no liability to anyone other than the addressees of the AUP Report, in connection with our services, unless otherwise agreed in writing. The Issuer agrees to reimburse us for any liability (including legal costs) that we incur in connection with any claim arising from a knowing misrepresentation by the directors or management of the Issuer and any claim by anyone else in relation to the services which arises as a result of your unauthorised disclosure of the AUP Report to a third party.”

•	Clause 4.1 is replaced by “You agree to pay us for our services. Any estimate we may give you is not binding. Invoices will be sent in draft form for approval by you prior to being issued. Any dispute in relation to an invoice or fees shall be resolved in accordance with clause 12. Any obligation in these terms to pay any invoice or fees (and any associated expenses, taxes or other charges) shall relate only to invoices and fees agreed between by both parties (and not any invoices, fees, expenses, taxes or other charges that are in dispute).”

•	For the purposes of Clauses 4 and 11.3 “you” means the Seller.

•	Clause 5.1 is replaced by “However, we may give confidential information to other PwC firms, subcontractors and IT service providers as long as they are (i) involved in the provision of the services, and (ii) bound by confidentiality obligations, and to your advisers who are involved in the matter.”

•	Clause 5.2 is replaced by “You agree that we may, with your prior written consent, do so, as long as we do not disclose your confidential information.”

•	Clause 8.2 is replaced by “Your and our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater. In relation to your liability to us, the limitation on liability set out above will not apply to any breach by you of your obligations in clauses 2.2, 8.5 or 9.2 or your agreement to reimburse us pursuant to clause 2.3.”

•	The limit on our liability referred in Clause 8.2 is amended from £1 million to £5 million.

•	Clause 10.1 is replaced by “We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf. Such materials will be treated as confidential and be held in accordance with the terms of clause 5.”

•	Clause 11.2 is replaced by “Either we or you may end the agreement on 14 days’ written notice.”

•	Clause 13.1 is replaced by “No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control. For the avoidance of doubt, this clause shall not apply to exclude or limit our responsibility or liability for any other PwC firm, subcontractor or IT service provider we use in connection with the services.”

•	Clause 13.3 is replaced by: “Your actions – Where you consist of more than one party, termination of the contract by one party will result in the termination of the contract by all parties. The provisions of this clause 13.3 do not relate to your liability to us which is expressly governed by clause 8.2 above.”

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Additional provisions

Accessing PwC systems via your network

The Seller’s directors agree that our partners and staff may access the PwC network via the Seller’s internet connection using PwC computers. Each of the Seller and PwC accept the risks and neither of us will have any liability whatsoever to the other in this regard.

Confirmation of agreement

Please confirm your agreement to the terms of this letter by signing the enclosed copy and returning it to us.

Yours faithfully

/s/ Jessica Miller
Jessica Miller
For and on behalf of PricewaterhouseCoopers LLP

5

Acknowledgement and Acceptance

I accept the terms of the agreement on behalf of Gosforth Funding 2018-1 plc (the “Issuer”)

/s/ Virginia Duncan
Signed

Virginia Duncan
Name

Representing L.D.C. Securitisation Director No 1 Limited
Position

1 August 2018
Date

I accept the terms of the agreement on behalf of Virgin Money plc (the “Seller”)

/s/ PETER BOLE
Signed

PETER BOLE
Name

CFO
Position

2/8/18
Date

6

I accept the terms of the agreement on behalf of Lloyds Bank Corporate Markets plc (an “Arranger” and a “Joint Lead Manager”) and on behalf of the Other Managers

/s/ DMITRIJ LEVITSKI
Signed

DMITRIJ LEVITSKI
Name

DIRECTOR
Position

31/07/2018

I accept the terms of the agreement on behalf of Lloyds Securities Inc (an “Arranger” and a “Joint Lead Manager”)

/s/ PARKER RUSSELL
Signed

PARKER RUSSELL
Name

MANAGING DIRECTOR
Position

31/07/18
Date

7

I accept the terms of the agreement on behalf of Merrill Lynch International (an “Arranger” and a “Joint Lead Manager’’)

/s/ TRISTAN CHEESMAN
Signed

TRISTAN CHEESMAN
Name

DIRECTOR
Position

1/8/2018
Date

I accept the terms of the agreement on behalf of Citigroup Global Markets Limited (“Citigroup”) (a “Joint Lead Manager”)

/s/ MILIND CHAUKAR
Signed

MILIND CHAUKAR
Name

MD
Position

1/8/18
Date

8

I accept the terms of the agreement on behalf of BNP Paribas, London Branch (“BNP”) (a “Joint Lead Manager”)

/s/ DAN TAYLOR
Signed

DAN TAYLOR
Name

DIRECTOR
Position

1/8/2018
Date

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Schedule 1

Provision of services relating to the Issue

This schedule sets out the scope of the specific services that we anticipate providing under the Engagement Letter dated 31 July 2018. Any terms contained within this schedule apply only to the services specified in this schedule.

The Services

We will perform the limited scope procedures and provide you with one of more reports (individually and collectively, the “AUP Report”) detailing the procedures that we have performed and our findings. The limited scope procedures we will perform are set out in the attached pro-forma AUP Report. During the course of our work a variation may be necessary in the scope of the procedures or source documents subject to our procedures. We will discuss such changes with the Issuer, the Seller, the Arrangers and the Joint Lead Managers and reflect the revised procedures in the draft AUP Report in Schedule 2.

We will perform our work in accordance with the International Standard on Related Services (ISRS) 4400 ‘Engagements to perform agreed-upon procedures regarding financial information’.

Your responsibilities

It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Seller to respond to the due diligence enquiries of the Arrangers and the Joint Lead Managers concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arrangers and the Joint Lead Managers to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

Limitations

The AUP Report will not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records. Nor will it include an evaluation of the findings.

The procedures we perform under this Engagement Letter will not constitute an audit or review made in accordance with any generally accepted auditing standards and, consequently, no assurance will be expressed. Furthermore, they will not necessarily reveal matters of significance with respect to any material misstatement, misrepresentation or fraud in relation to the information provided to us.

Our obligations under this Engagement Letter are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have as auditors of the Issuer or the Seller or otherwise. Nothing in this Engagement Letter, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Issuer or the Seller.

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Our work and findings shall not in any way constitute advice or recommendations (and we accept no liability in relation to any advice or recommendations) regarding any commercial decisions associated with the Issue, including, in particular, but without limitation, any which may be taken by the Managers in the capacity of investor or in providing investment advice to their clients. We do not consider that the Services amount to regulated activities for the purposes of the Financial Services and Markets Act 2000 (as amended).

Any AUP Report issued pursuant to this Engagement Letter will not have been provided in accordance with the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager to establish a due diligence defence under Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section. However, we accept no responsibility for, and express no view as to, the effectiveness of such use of the AUP Report.

11

Schedule 2

Draft AUP Report

This draft is furnished solely for the purpose of indicating the procedures agreed upon and the form of the AUP Report that we would expect to be able to furnish to the Issuer, the Seller and the Managers. Based on our discussions with the Issuer, the Seller and the Arrangers, it is our understanding that the procedures outlined in this draft report are those you wish us to follow. Unless we are informed otherwise, we will assume that there are no additional procedures you wish us to follow. The text of the report itself will depend, of course, on the results of the procedures.

The Directors

Gosforth Funding 2018-1 plc (the “Issuer”)

Fifth Floor

100 Wood Street

London

EC2V 7EX

The Directors

Virgin Money plc (the “Seller”)

Jubilee House

Gosforth

Newcastle upon Tyne

NE3 4PL

Lloyds Bank Corporate Markets plc (an “Arranger” and a “Joint Lead Manager”)

25 Gresham Street

London

EC2V 7HN

Lloyds Securities Inc (an “Arranger” and a “Joint Lead Manager”)

1095 Avenue of the Americas

New York

NY 10036

Merrill Lynch International (an “Arranger” and a “Joint Lead Manager”)

Merrill Lynch Financial Centre

2 King Edward Street

London

EC1A 1HQ

Citigroup Global Markets Limited (“Citigroup”) (a “Joint Lead Manager”)

Citigroup Centre

Canada Square

London

E14 5LB

12

BNP Paribas, London Branch (“BNP”) (a “Joint Lead Manager”)

10 Harewood Avenue

London

NW1 6AA

and the Other Managers (as defined in the Engagement Letter)

[•] 2018

Dear Ladies and Gentlemen

Report of factual findings from the agreed upon procedures relating to the proposed issue of Residential Mortgage Backed Notes by the Issuer (the “Issue”)

1.	This AUP Report is produced in accordance with the terms of our agreement dated 31 July 2018 (the “Engagement Letter”), a copy of which is attached as Appendix 2.

2.	This AUP Report is addressed to the directors of the Issuer, to the directors of the Seller, to the Arrangers, to the Joint Lead Managers and to the Other Managers solely to assist them in connection with their due diligence obligations relating to the Issue.

3.	It is the responsibility of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the computer systems of the Seller and for the creation and maintenance of all accounting records supporting that data.

4.	It is the responsibility of the Seller to respond to the due diligence enquiries of the Arrangers and the Joint Lead Managers concerning the Seller’s origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Issue to enable the Arrangers and the Joint Lead Managers to determine whether the scope of the Services is sufficient for its purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries it undertakes.

5.	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

6.	Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 ’Engagements to perform agreed-upon procedures regarding financial information’. Our procedures did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Seller. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

7.	The procedures in this AUP Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The AUP Report may be used by a Manager to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as

13

amended, or a defence analogous to the due diligence defence available under such section. However, we accept no responsibility for, and express no view as to the effectiveness of such use of the AUP Report.

8.	You may include a copy of the AUP Report in the bible of transaction documents for the Issue prepared for the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the relevant Other Managers. The Issuer, the Seller, the Arrangers or the Joint Lead Managers may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, the Seller may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

9.	Additionally, the Seller may file a copy of the AUP Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise. The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report. We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

10.	Our obligations in respect of this AUP Report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Issuer or the Seller or otherwise. Nothing in this report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Issuer or the Seller.

11.	This AUP Report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully

PricewaterhouseCoopers LLP

Chartered Accountants

London

[•] 2018

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Appendix 1 to the AUP Report

Procedures performed in relation to a sample of accounts

1.	We were provided with a computerised data file by the Seller on 14 June 2018 entitled “G2018- 1+Main+Accounts+for+PwC.xlsx” (the “Data File”) extracted from the Mortgage System detailing the listing of account numbers of a pool of mortgage loans (“Accounts”) relating to each account as at 30 April 2018 (the “Cut-Off Date”).

2.	We selected a random sample of 449 Accounts from the Data File (the “Initial Selected Sample”). The size of the total sample was based on statistical sampling techniques using the following criteria:

•	99% confidence level;
•	0% expected error rate; and
•	1% maximum error rate.

You have agreed the calculated sample size of 449 Accounts as being sufficient and appropriate for the purposes of this engagement.

3.	In addition, we selected a reserve random sample of 26 Accounts (the "Reserve Sample"), to be used to replace items in the Initial Selected Sample where the Account had been repaid between the Cut-Off Date and the date of our testing.

4.	[•] of the mortgage loans from the Reserve Sample were used to replace redeemed mortgage loans from the Selected Sample. The [•] remaining mortgage loans in the Initial Selected Sample, together with these [•] mortgage loans from the Reserve Sample, represent the "Selected Sample".

5.	We provided the Seller with the Selected Sample and staff of the Seller prepared, for the purposes of our procedures, a file for each Account in the Selected Sample which included copies of relevant documents and screen prints of certain information for all mortgage loans associated with that Account held on the Mortgage System (the “Source Documents”). We did not compare these copies to original documents, or agree these screen prints to the Mortgage System of the Seller, unless otherwise stated in the procedures below.

6.	The term “Mortgage System” in each case refers to the Issuer’s primary systems of record. The Omiga System (in respect of 0rigination and application data), the Service Centre system (in respect of historic documents and correspondence) and the Mortgage Account Tracker system (post-completion processing and account management).

7.	The term “Mortgage File” in each case refers to scanned or hard copy documents in relation to a particular mortgage account, including the relevant application form, initial and, if applicable, latest mortgage offer letter, Certificate of Title (“COT”), Report on Title (“ROT”), Title Deeds, Valuation Report and any other scanned or hard copy documents relevant to the mortgage account provided to us by the Issuer. For the purposes of our work, all such items in the Mortgage File were viewed as scanned documents on the Lender’s KFI System.

8.	The term “Mortgage Offer” refers to a Mortgage Loan Agreement or other similar documents prepared by the Seller which is addressed to the borrower(s).

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9.	The term “Title Deeds” refers to the Land Registry Title Deed accessed online from the HM Land Registry Direct (www.landregistrydirect.gov.uk), copies of such documents in the Mortgage File or equivalent sources or documents such as the Standard Security, Land Certificate or Charge Certificate obtained from the Seller with respect to Scottish properties, or a letter from a solicitor confirming that the title deeds are held.

10.	The term “Valuation Report” refers to hard copy valuation reports, such as:

•	a valuation report which indicates that the property has been visited;
•	a “desktop valuation” which states that the property has not been inspected: and
•	a screen print of an AVM (automated valuation model) where the latest or estimated valuation input to the model, if any, may be a previous full or desktop valuation provided by the Seller.

11.	When checking that attributes agree to Source Documents, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Extraction File, or alternatively that some other unique identifier on the Source Documents (such as an account number) agreed to that shown on the Extraction File.

12.	When confirming the existence of signatures on Source Documents we performed no procedures to verify the integrity of the signature.

13.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where relevant, our testing has been performed on all mortgage loans associated with an Account in our Selected Sample.

14.	We performed our testing from 9 July 2018 to [•] July 2018.

Description of Agreed-Upon Procedure	Results

1. Borrower Name

Compared the borrower(’s) first name (or initials) and surname shown in the data field(s) “SOURCE_FORENAME” and “SOURCE_SURNAME” in the Extraction File to the name(s) (or initials) appearing on the application form.

When an application form was not found on the system, we confirmed that this was because the applicant(s) used a broker and therefore an application form would not be available on the system, as indicated by “Indirect” showing in the Application Details in the Omiga System in the field “Direct/Indirect Business?”, and compared the borrower(‘s) first name (or initials) and surname to the Omiga system.

Where the mortgage account is a sub account and the completion date is after 2008, or where it has been confirmed that the mortgage application was completed online, we have agreed the borrower’(s) first name (or initials) and surname to the Omiga System. We have been informed that all further advances or personal secured loans after 2008 would be applied for via a sales call, the information is directly input to the Omiga system, and that no application form will be present.

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Description of Agreed-Upon Procedure	Results

2. Mortgage Account Balance

Compared the mortgage account balance shown in the data field “Current Balance” in the Extraction File to the Mortgage Account Tracking system in the “Transaction Details” screen, as at the Cut-Off Date.

3. Arrears

Compared the value appearing in the data field “Arrears Balance” in the Extraction File to the historical arrears information for the mortgage account in the “Arrears Details” screen in the Mortgage Account Tracking System as at the Cut-Off Date.

3.1 - We have confirmed that for each mortgage in the Selected Sample, whether arrears of more than one month have been carried forward as at the Cut-Off Date as per the “Arrears Details” screen in the Mortgage Account Tracking System.

3.2 - For each mortgage in the Selected Sample, we have confirmed that the customer has paid all amounts falling due in the last 12 months prior to the Cut-Off Date by comparing to “Arrears Details” screen in the Mortgage Account Tracking system.

A difference of +/- £10 will not be treated as an error.

For the avoidance of doubt, approved payment holidays, as indicated by “Pmnt Due 0” on the “Arrears Details” screen on the Primary System of Record are not treated as missed payments.

4. Property Postcode

We have compared the outcode portion of the postcode as detailed in data field “POSTCODE” of the Extraction File to the application form (paper or electronic).

When an application form was not found on the system, we confirmed that this was because the applicant(s) used a broker and therefore an application form would not be available on the system, as indicated by “Indirect” showing in the Application Details in the Omiga System in the field “Direct/Indirect Business?”, and compared the borrower(‘s) first name (or initials) and surname to the Omiga system.

Where the mortgage account is a sub account and the completion date is after 2008, or where it has been confirmed that the mortgage application was completed online, we have agreed the borrower’(s) first name (or initials) and surname to the Omiga System. We have been informed that all further advances or personal secured loans would be applied for via a sales call, the information is directly input to the Omiga system, and no application form will be present.

We have reported as an error where the property outcode on the application form does not agree to the Extraction File.

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Description of Agreed-Upon Procedure	Results
5. Completion Date

5.1   We have confirmed that the original completion date of a mortgage is after 28 July 1999 by comparing to the loan start date appearing in the data field “Loan Origination Date” in the Extraction File.

5.2   Compared the loan completion date appearing in the data field “Loan Origination Date” in the Extraction File to the completion date shown on the opening page of the Mortgage Account Tracking system for that mortgage. We have reported as an error where the respective dates differed by more than one business day.

5.3   We have confirmed that the completion date of the mortgage is no greater than 16 weeks after the date of the original offer letter.

5.4   Compared the loan start date appearing in the data field “Loan Origination Date” in the Extraction File to the Certificate of title (COT), report on title (ROT), or completion statement. We will not report as an exception if there is a difference of +/- 7 calendar days from the Extraction File to the date on the COT / ROT where the completion date has been delayed, as confirmed in writing by the Solicitor. Where the COT is not available due a rapid remortgage, we will agree the completion date to the date of the registered charge on the Land Registry.

We have not reported as an exception in cases where the completion date on the COT does not agree to the data field “Loan Origination Date” in the Extraction File, where there is evidence on the Mortgage File from the Solicitor that confirms a delayed completion date, which agrees within +/- 7 days to the Extraction File.

6. Valuation Amount

Compared the value appearing in the data field “Valuation Amount” in the Extraction File to the valuation report at the date of the most recent lending decision as follows:

-     For mortgages where there has been no further advance (as indicated in the data field “Further Advances” in the Extraction File), we will compare the valuation amount to the valuation report obtained at the time of that lending decision.

-     For mortgages with further advances (as indicated in the data field “Further Advances” in the Extraction File), we will compare the valuation amount to the valuation report obtained at the date of the further advance as detailed in the data field “Further Loan Advance Date” in the Extraction File. If the data field “Current Valuation Type” in the Extraction File shows a “1”, we will compare the valuation amount to the external valuation report in the Service Centre. If the data field “Current Valuation Type” in the Extraction File shows a “4”, we will check whether the valuation report is an AVM or an Index Linked AVM in the Mortgage Account Tracking System under “Additional Customer Details” under the “Additional Property” tab in the field “Valuation Source”. When the field “Valuation Source” shows as “INDEX VALUATION”, we will compare the valuation amount to the “Valuation” field. If the “Valuation Source” field shows

18

Description of Agreed-Upon Procedure	Results

as “AVM”, we will agree the valuation amount to the AVM report in the Service Centre.

We have reported as an exception if the valuation amount in the Extraction File is greater than the valuation amount stated in the valuation report or Primary System of Record, as applicable.

We have not reported as an exception in cases where the latest valuation report agrees to the valuation amount per the Extraction File in the “Market value of the property after the proposed improvements/repairs have been carried out” section of the valuation report, where we can agree on the Mortgage File that the works have been completed.

We have not reported as an exception if the valuation amount on the Valuation Report does not agree to the Extraction File, where we can find evidence on the Mortgage File from the Valuer confirming the valuation amount which agrees to the Extraction File, as this is a standard business practice.

We have not reported as an exception in cases where the Valuation Report is missing, where we are able to find the Realtime Valuation on the Memo Pad in Omiga, in cases where the Valuation Amount on the Memo Pad matches the Extraction File, as this is a standard business practice.

7. Loan to value ratio

7.1 Original Loan to Value ratio

We have recalculated the original Loan to Value ratio (‘LTV ratio’) as at the origination date to the nearest whole number.

For the avoidance of doubt, this has been recalculated as the loan amount at the origination date in the data field “Original Balance” in the Extraction File divided by the property valuation performed at the time of the origination as set out in the valuation report.

We have compared the calculated LTV Ratio to the Lending Policy Guidelines as provided to us by the Seller (the “LPG”) at the time the mortgage was underwritten. We have reported as an exception where the LTV ratio does not confirm to the LPG at the time it was underwritten in terms of the LTV.

7.2 Current Loan to Value ratio

We have recalculated the current LTV by dividing the current mortgage balance at the Cut-Off Date (as detailed in data field “Current balance” in the Extraction File) by the most recent valuation (as detailed in the data field “Current Valuation Amount” in the Extraction File).

Where a further advance has been made then the valuation at the time of the further advance will be used.

19

Description of Agreed-Upon Procedure	Results

8. Current Balance

8.1. - We have confirmed that the current balance as per the data field “Current Balance” in the Extraction File is equal to or less than £750,000.

8.2 - For each mortgage in the Selected Sample we have confirmed that the current balance per the first page of the Mortgage Account Tracking System for the mortgage account is equal to or less than £750,000.

9. Underwriting Criteria

9.1 - For each mortgage in the Selected Sample, we have confirmed that the balance per the data field “Original Balance” in the Extraction File is less than the maximum loan amount stated in the LPG, as provided to us by the Seller at the time the offer of advance was made.

Where a further advance has been granted (as indicated in data field “Further Advances” in the Extraction File), the total loan amount will be the aggregate of the balance outstanding at the time of the additional loan plus the amount of the additional loan. We have confirmed that the total loan amount is less than the maximum loan amount stated in the LPG.

We have reported as an exception where the mortgage advance per the Extraction file is more than the maximum loan amount stated in the LPG.

We have not reported as an exception in cases where there is a credit decision error and the maximum amount specified on Omiga is less than the amount requested, where we can see that a manual affordability calculator has been performed and the amount funded is less than the maximum calculated.

We have not reported as an exception where the maximum amount specified on Omiga is less than the amount requested, where we can see evidence on the Mortgage File that a senior underwriter has agreed via exception the amount to be borrowed outside of policy guidelines, as this is a standard business practice.

9.2 - For each mortgage in the Selected Sample, we have recalculated the ‘income multiple’ by taking the loan amount at the date of origination as set out in the offer of Advance and divided by the total annual income at the date of origination as per the “Completion” tab under “Additional Customer Details” in the Mortgage Account Tracking.

We have confirmed that the resulting income multiple is less than the Enhanced Income Multiples stated in the LPG provided to us by the Seller.

Where a further advance has been granted (as indicated in data field “Further Advances” in the Extraction File), the total loan amount will be the aggregate of the balance outstanding at the time of the additional loan plus the amount of the additional loan. We have confirmed that the calculated income multiple based on

20

Description of Agreed-Upon Procedure	Results

total loan amount is less than the Maximum Income Multiples as stated in the LPG provided to us by the Seller.

We have reported as an exception where the calculated total income multiple recalculated is more than the Enhanced Income Multiples stated in the LPG.

We have not reported as an exception where the income multiple is higher than that recorded in the relevant Lending Policy Guide, where we can see evidence on the Mortgage File that a senior underwriter has agreed vie exception outside of policy guidelines, as this is a standard business practice.

10. Legal Charge

We confirmed for each mortgage in the Selected Sample that the following was present:

10.1 - Confirmed that the Certificate of Title (‘COT’) / Report on Title (‘ROT’) was on the Mortgage System; or

10.2 - Where the COT / ROT was not available, we confirmed that the Seller is listed as having first legal charge by reference to the Land Registry.

We have been informed that the presence of the COT/ROT on the Mortgage System indicates that the Seller has first legal charge over the property – we have not performed any procedures to confirm the validity of this statement.

We have reported as an exception where the Land Registry indicated that the Seller did not have first legal charge over the property. We do not comment on whether this legal charge is valid.

We have not reported as an exception where the COT is not available due a rapid remortgage.

11. Insurance

Confirmed for each of the mortgages in the Selected Sample that the Mortgage Account Tracking System shows insurance has been obtained by agreeing that the “Insurance Company” field in the “Financial 1” screen under “Additional Customer Details” is filled in.

We have reported as an exception where there is no evidence of insurance on the Mortgage System.

12. Valuation Report

We will report as an exception if any of the following conditions existed;

12.1 - The original valuation report was missing / unavailable; or

12.2 - By reference to the offer of Advance, that the original offer of Advance was made more than 6 months after the date of the valuation report (not applicable for Index Valuation cases identifiable in the Mortgage Account Tracking System in

21

Description of Agreed-Upon Procedure	Results

“Addn Prop” screen in the Additional Customer Details section in data field “Valuation Source”, or AVM cases) or

12.3 - The property address per the data fields “ADDRESS_LINE_1”, “ADDRESS_LINE_2”, “ADDRESS_LINE_3”, “ADDRESS_LINE_4” and “POSTCODE” in the Extraction File is different to the property address per the valuation report; or

12.4 - If the Valuer had suggested a retention in excess of £20,000 in the Valuation Report and the higher value had been recorded as the valuation in the Extraction File; or

12.5 - We have reported as an exception if the offer of Advance did not include details of retention, if there was a retention noted on the Valuation Report, unless estimates have been provided by the applicant or applicant’s financial advisor or the original LTV was less than 75%.

For 12.2, we have not reported as an exception in cases where the valuation has been completed as an Index Valuation, and we were unable to obtain a valuation date and compare to the Offer Letter.

For 12.2, we have not reported as an exception in cases where the Offer Letter is more than 6 months from the date of the Valuation Report, where we can find evidence on the Mortgage File that a senior underwriter has agreed to use the original valuation report, as this is a standard practice.

For 12.3, we have not reported as an exception in cases where the property is a new build and a change in address has been confirmed by a solicitor.

For 12.3, we have not reported as an exception in cases where the address has changed and this change has been confirmed by a solicitor.

For 12.4 and 12.5, we have not reported an exception in cases where the property is a new build and funds have been retained on the Valuation Report and there is evidence on the Mortgage File that the funds have been released once the property is fully built.

For 12.4 and 12.5, we have not reported as an exception in cases where a retention has been entered on the Valuation Report but there is evidence on the Mortgage File that the amount was not retained by the Bank.

We have not reported as an exception in cases where the Valuation Report is missing, however, we are able to find the Realtime Valuation on the Memo Pad in Omiga, in cases where the details on the Memo Pad matches the Extraction File, as this is a standard business practice.

13. Income Verification

For all mortgage loans, we have reported as an exception if no evidence existed that the Seller had verified the income of the borrower(s), by ensuring one of the following is contained on the Mortgage File;

a)       Salary confirmation from employer; or

22

Description of Agreed-Upon Procedure	Results

b)    Payslips; or

c)    Bank Statements; or

d)    New Loans Checklist indicating that income verification evidence had been seen; or

e)    For borrowers who are self-employed (as indicated by a “5” in the Borrower's Employment Status data fields in the Extraction File), confirmed that the mandate holder has examined accounts or had sight of a letter from an accountant or tax assessment.

For the avoidance of doubt, entries on the Omiga System notepad showing that evidence of income has been seen are acceptable.

We have not performed any procedures to test the accuracy or appropriateness of the supporting information obtained.

14. Mortgage Term

Compared the mortgage term detailed in data field ”Loan Term” in the Extraction File to the following:

14.1 - Mortgage System (found on the first page for the mortgage on the Mortgage Account Tracking System); and

14.2 - Relevant mortgage offer of Advance, or where the term does not agree, to evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended loan term.

We note that the Mortgage System, and therefore the Extraction File, rounds up the loan term to the next year. We have not reported as an exception where the difference between the Extraction File and offer of Advance or other evidence is due to this.

15. Repayment Type

Compared the repayment type appearing in the data field “Repayment Method” in the Extraction File to the following:

15.1 - Mortgage System (found on the first page for the mortgage on the Mortgage Account Tracking System); and

15.2 - Relevant mortgage offer of Advance.

We have not reported as an exception instances where repayment type does not agree to the relevant offer of Advance but is supported by evidence on the Mortgage File, such as a letter of request from the borrower, indicating an amended repayment type.

We have not reported as an exception where the Extraction File states ‘Repayment’ and the offer of Advance states ‘part repayment’ and ‘part Interest Only’ or where

23

Description of Agreed-Upon Procedure	Results
the Repayment Type in the Extraction File is stated as ‘Endowment’ and the offer of Advance states ‘Interest Only’.

16. Interest rate type

Confirmed that the interest rate type in the date field “Interest Rate Type” in the Extraction File agrees to the relevant offer of Advance.

We will report as an exception where the interest rate type per the Extraction File does not agree to the offer of Advance or other supporting documentation.

The Seller provided us with the following mapping for the Extraction File:

1	Floating rate loan (for life)
2	Floating rate loan linked to Libor, Euribor, BoE reverting to the Bank's standard variable rate (SVR), ECB reverting to Bank’s SVR
3	Fixed rate loan (for life)
4	Fixed with future periodic resets
5	Fixed rate loan with compulsory future switch to floating
6	Capped
7	Discount
8	Other
ND	No Data

17. Interest Rate Reversionary Date

Agreed the reversion date appearing in the data field “Interest Reversion Date 1” in the Extraction File to the following:

17.1 - Mortgage System; and

17.2 - The relevant offer of Advance.

We have reported as an exception where the reversion date per the Extraction File does not agree to the relevant offer of Advance and the difference is not supported by other forms of evidence.

18. Current Interest Rate

Confirmed that the current interest rate in data field “Current Interest Rate” of the Extraction file agrees to the first page for the mortgage on the Mortgage Account Tracking System, as at the Cut-Off Date.

We have reported as an exception where the current interest rate in the Extraction file does not agree to the Mortgage system as at the Cut-Off Date.

24

Description of Agreed-Upon Procedure	Results
19. Signatures

Confirmed that that the following documents bore signatures in the designated space or had been acknowledged electronically:

19.1 - Application form (signed by the applicant); and

19.2 - Original Valuation Report (signed by an appropriately qualified (e.g. MRICS Valuer); and

19.3 - Where applicable, latest Valuation Report (signed by an appropriately qualified (e.g. MRICS Valuer); and

19.4 - Certificate of Title (COT) or Report on Title (ROT) (signed by the conveyancer).

Where in accordance with the Issuer’s policy an indexed or AVM valuation was used, parts 2 and 3 were not applicable.

Where the COT is not available due a rapid remortgage, part 4 was not applicable.

20. Borrower Employment Status

Compared the employment status appearing in the data fields “Borrower's Employment Status” and “Second Borrower's Employment Status” (where applicable) in the Extraction File to the “Employment Status” field in the Mortgage Account Tracking System, under the “Completion” tab section in “Additional Customer Details”.

The Seller provided us with the following mapping for the Extraction File:

1	Employed
4	Unemployed
5	Self Employed
7	Student
8	Retired

The Seller provided us with the following mapping for the Mortgage Account Tracking system:

U	Unemployed
K	Student
S	Self-employed
C	Contract
E	Not Employed
R	Retired
F	Full Time
P	Part Time

25

Description of Agreed-Upon Procedure	Results
These procedures were not conducted at a sub-account level as the Extraction File only shows the original employment status.

26

Appendix 2 to the AUP Report

Engagement Letter dated 31 July 2018

27

Schedule 3

List of Other Managers

At the date of this Engagement Letter there were no Other Managers.

28

Schedule 4

Pro forma Assumption of Duty letter

PROFORMA LETTER FOR USE WHEN PwC ASSUMES A DUTY OF CARE TO AN ADDITIONAL PARTY

[Name] (an “Additional Manager”)

[Address]

[Date]

Dear Sirs

Agreed upon procedures relating to the proposed issue of Residential Mortgage Backed Notes by the Issuer (the “Issue”).

We refer to the Engagement Letter dated 31 July 2018 and attached terms of business (version ToB 04/18) under which we were engaged by the Issuer, the Seller, the Arrangers, the Joint Lead Managers and the Other Managers (as defined in that Engagement Letter), to provide services. Together these form the agreement between us and the addressees of the Engagement Letter for the services. We enclose a copy of the Engagement Letter.

We understand that the Additional Manager wishes to receive a copy of our final AUP Report dated [•] 2018 prepared under the Engagement Letter.

We will release the AUP Report to the Additional Manager and accept a duty of care to the Additional Manager on the following terms:

1.	The Additional Manager accepts that:

1.1	Except as listed in paragraph 1.4 below, references to “you” in the Engagement Letter apply also to the Additional Managers;

1.2	Our aggregate liability to the Issuer, the Seller and the Managers (as defined in the Engagement Letter) is strictly limited to the maximum amount set out in the Engagement Letter (and subject to its terms) as payable for all claims (including but not limited to negligence). That amount will be shared as agreed between the Issuer, the Seller and the Managers (including the Additional Managers) and any other party to whom we have assumed a duty of care in respect of our services and any related work product (including but not limited to the AUP Report);

1.3	The AUP Report is confidential and no onward disclosure may be made except as set out in the Engagement Letter;

1.4	Provisions of the Engagement Letter relating to the following will not apply to the Additional Managers: (i) that you have engaged us to provide the services; (ii) the payment of our fees; and (iii) the provision of assistance and information.

1.5	Further:

29

(i)	the AUP Report was prepared following discussions with the Issuer, the Seller and the Arrangers, was solely for the purposes set out in the Engagement Letter and is subject to the scope and limitations stated in it. It is not appropriate for any other purpose;

(ii)	the AUP Report may place particular emphasis on issues relevant to the Issuer, the Seller and the Managers at the time the AUP Report was produced and may take into account their views and information provided by them;

(iii)	we will not update the AUP Report or notify the Additional Managers of any matters coming to our attention which affect any conclusions in the AUP Report; and

(iv)	it is the responsibility of the Additional Manager to determine whether it is appropriate to rely on the AUP Report for their purposes, given the lapse of time since the date of the AUP Report and any events and circumstances which may have occurred or information which may have come to light subsequent to the date of the AUP Report.

Please confirm agreement to the contents of this letter by returning a signed copy of it to us. When received we will provide, or agree to the Arrangers or the Joint Lead Managers providing the Additional Manager with a copy of the AUP Report.

Yours faithfully

For and on behalf of PricewaterhouseCoopers LLP

CONFIRMATION OF AGREEMENT TO TERMS

I accept the contents of this letter for and on behalf of [the Additional Manager]

Signed:

Name and Position:

Date:

30

Schedule 5: Terms of Business

31

Terms of business

1	Introduction
2	Services
3	Your responsibilities
4	Fees
5	Confidentiality
6	Intellectual property rights
7	Data protection
8	Liability
9	PwC firms and subcontractors
10	Materials
11	Termination
12	Dispute resolution
13	General
14	Interpretation

1	Introduction

1.1	Terms – These terms apply to the services you have engaged us to provide under the attached engagement letter. If anything in the terms is inconsistent with the engagement letter, the terms take precedence, unless the engagement letter specifically amends any of them.

1.2	Commencement – The agreement will start on the earlier of (i) the date of the engagement letter; and (ii) the commencement of the services.

2	Services

2.1	Services – We will perform the services described in the engagement letter with reasonable skill and care. You confirm that the scope is sufficient for your purpose. The services (including deliverables) are provided solely for you for the purpose set out in the engagement letter or the relevant deliverable.

2.2	Deliverables – You may not disclose a deliverable or make the benefit of the services available to anyone else or refer to the contents of a deliverable or the findings of our work, except (i) as stated in the engagement letter, (ii) with our prior written consent on terms to be agreed, (iii) where required by law or regulation, or (iv) to your lawyers or group members as long as you tell them, in advance, that we accept no liability to them and that no onward disclosure may be made.

2.3	Liability to you alone – We accept no liability to anyone, other than you, in connection with our services, unless otherwise agreed by us in writing. You agree to reimburse us for any liability (including legal costs) that we incur in connection with any claim by anyone else in relation to the services.

2.4	Changes – Either we or you may request a change to the services or the agreement. A change will be effective only when agreed in writing.

2.5	Extent of services – In performing the services, we will not (i) carry out an audit or other assurance engagement in accordance with applicable professional standards or (ii) attempt to detect or accept responsibility for detecting fraud or other wrongdoing.

2.6	Oral advice and draft deliverables – You may rely only on our final written deliverables and not on oral advice or draft deliverables. If you wish to rely on something we have said to you, please let us know so that we may prepare a written deliverable on which you can rely.

2.7	Deemed knowledge – In performing the services we will not be deemed to have information from other services.

3	Your responsibilities

3.1	Information – In order for us to advise you properly you will make sure that (i) any information we need is given to us by you, or anyone else working with or for you, and that all information given to us is (a) given promptly, (b) accurate and (c) complete; and (ii) any assumptions are appropriate. We will not verify any information given to us relating to the services.

3.2	Your obligations – Our performance depends on you performing your obligations under the agreement. We are not liable for any loss arising from you not fulfilling your obligations.

4	Fees

4.1	Payment for services – You agree to pay us for our services. Any estimate we may give you is not binding.

4.2	Basis of fees – Our fees may reflect not only time spent, but also such factors as complexity, urgency, inherent risks, use of techniques, know-how and research together with the level of skills and expertise required of the personnel needed to perform and review the services. Our fees may include any time spent travelling for the purpose of the services that cannot be used productively for other purposes.

4.3	Expenses – You will pay any reasonable expenses that we incur in connection with the services.

4.4	Taxes – You will also pay any taxes, including VAT, that are due in relation to our goods and services. You will pay us the full amount of any invoice, regardless of any deduction that you are required by law to make.

4.5	Invoices and payment – We may invoice you on a monthly basis. All invoices are payable 14 days after the date on the invoice. If you do not pay an invoice within 30 days of the date of the invoice, we may charge you interest at the rate set by law.

5	Confidentiality

5.1	Confidential information – We and you agree to use the other’s confidential information only in relation to the services, and not to disclose it, except where required by law or regulation or by a professional body of which we are a member. However, we may give confidential information to other PwC firms, subcontractors and IT service providers as long as they are bound by confidentiality obligations, and to your advisers who are involved in this matter. Nothing in the agreement will restrict your ability to disclose our advice concerning the tax (including social security) treatment or tax structure of any transaction, regardless of any confidentiality markings on any communications.

Page 1 of 3	PwC Terms of Business 04/18

5.2	Referring to you and the services – We may wish to refer to you and the services we have performed for you when marketing our services. You agree that we may do so, as long as we do not disclose your confidential information.

5.3	Performing services for others – You agree that we may perform services for your competitors or other parties whose interests may conflict with yours, as long as we do not disclose your confidential information and we comply with our ethical obligations.

6	Intellectual property rights

We will own the intellectual property rights in the deliverables and any materials created under the agreement, and you will have a non-exclusive, non-transferable licence to use the deliverables for your own internal purposes.

7	Data protection

7.1	Compliance – You and we will comply with applicable data protection legislation in relation to any personal data shared with us under the agreement.

7.2	Provision of personal data – You will not provide us with personal data unless the agreement requires the use of it, or we request it from you. In respect of any personal data shared with us, we assume you have necessary authority for us to use and transfer it in accordance with the agreement, and that data subjects have been given necessary information regarding its use.

7.3	Data processing – Where we act as a controller, we may process personal data for the purposes of any of: (i) providing the services; (ii) administering, managing and developing our business and services; (iii) security, quality and risk management activities (iv) providing you with information about us and our range of services; and (v) complying with any requirement of law, regulation or a professional body of which we are a member. Full details of how we use personal data can be found in our privacy statement at https://www.pwc.co.uk/who-we-are/privacy-statement.html.

7.4	Data transfers – We may transfer personal data shared with us to other PwC firms, subcontractors and IT service providers in relation to any of the purposes set out in clause 7. Some of these recipients may be located outside the European Union. We will carry out such transfers only where we have a lawful basis to do so, including to a recipient who is: (i) in a country which provides an adequate level of protection for personal data; or (ii) under an agreement which covers the EU requirements for the transfer of personal data to processors outside the EU.

7.5	Data processing service – where we act as processor in relation to your personal data, we will: (i) process it only on your lawful written instructions; (ii) implement appropriate measures designed to ensure its security, including by imposing confidentiality obligations on relevant personnel; (iii) transfer it only to sub-processors (as set out in our privacy statement) under a written contract which imposes obligations consistent with those in this clause 7.5 and you authorise us to transfer your personal data to them; (iv) provide you with reasonable assistance in carrying out any legally required data protection impact assessments, complying with the rights of data subjects and complying with your own data security obligations under applicable data protection legislation; (v) notify you without undue delay after becoming aware of a breach in respect of it; (vi) subject to clause 10.1, on your request either return or destroy it when the agreement ends; and (vii) on your written request, provide you with reasonable information necessary to demonstrate our compliance with this clause 7.5, which may include any available third party security audit reports.

8	Liability

8.1	Specific types of loss – You agree that we will not be liable for (i) loss or corruption of data from your systems, (ii) loss of profit, goodwill, business opportunity, anticipated savings or benefits or (iii) indirect or consequential loss.

8.2	Our liability – You agree that our total liability (including interest) for all claims connected with the services or the agreement (including but not limited to negligence) is limited to 3 times the fees payable for the services (excluding VAT) or £1,000,000, whichever is the greater.

8.3	Sharing of limit – Where we agree in writing to accept liability to more than one party, the limit on our liability in clause 8.2 will be shared between them, and it is up to those parties how they share it.

8.4	Unlimited liability – Nothing in the agreement will limit a person’s liability for (i) death or personal injury caused by that person’s negligence, (ii) that person’s fraud or (iii) anything else that cannot by law be limited.

8.5	No claims against individuals – You agree to bring any claim (including one in negligence) in connection with the services only against us, and not against any individual. Where our individuals are described as partners, they are acting as one of our members.

8.6	Proportionality – If we are liable to you under the agreement, and another person would be liable to you in respect of the same loss (save for your contractual arrangements with them), then (i) the compensation payable by us to you in respect of that loss will be reduced; (ii) the reduction will take into account the extent of the responsibility of that other person for the loss; and (iii) in determining the extent of the responsibility of that other person for the loss, no account will be taken of (a) any limit or exclusion placed on the amount that person will pay or (b) any shortfall in recovery from that person (for whatever reason).

9	PwC firms and subcontractors

9.1	Subcontractors – We may use other PwC firms (each of which is a separate and independent legal entity) or subcontractors to provide the services. We remain solely responsible for the services.

9.2	Restriction on claims – You agree not to bring any claim (including one in negligence) against another PwC firm (or its partners, members, directors or employees) or our subcontractors in connection with the services.

9.3	Group members – You will ensure that no group member, including your subsidiaries, associated companies and any holding company (unless a party to the agreement), both while they are a group member and thereafter, brings any claim against any PwC firm (or its partners, members, directors or employees) or

Page 2 of 3	PwC Terms of Business 04/18

our subcontractors in respect of any liability relating to the services or the agreement.

10	Materials

10.1	Policy – We may retain copies of all materials relevant to the services, including any materials given to us by you or on your behalf.

10.2	Release – We do not release materials which belong to us (including our working papers) unless we have specifically agreed to do so. We may require a release letter from the recipient as a condition of disclosure.

11	Termination

11.1	Immediate notice – Either we or you may end the agreement immediately by giving written notice to the other if (i) the other materially breaches it and does not remedy the breach within 14 days, (ii) the other is or appears likely to be unable to pay its debts or becomes insolvent or (iii) the performance of it (including the application of any fee arrangements) may breach a legal or regulatory requirement. Where we provide you with SRA regulated legal services as set out in clause 13.6 you may end the agreement immediately by giving us written notice.

11.2	30 days’ notice – Either we or you may end the agreement on 30 days’ written notice.

11.3	Fees payable on termination – You agree to pay us for all services we perform up to the date of termination. Where there is a fixed fee for services, you agree to pay us for the services that we have performed on the basis of the time spent at our then current hourly rates, up to the amount of the fixed fee. Any contingent element of the fees will remain payable in accordance with the engagement letter. If a contingent fee cannot be paid for regulatory reasons, you agree to pay for the work carried out under the contingent fee arrangement on the basis of time spent, unless alternative arrangements have been agreed.

12	Dispute resolution

12.1	Mediation – If a dispute arises, the parties will attempt to resolve it by discussion, negotiation and mediation before commencing legal proceedings.

12.2	Law and jurisdiction – The agreement and any dispute arising from it, whether contractual or noncontractual, will be governed by English law and be subject to the exclusive jurisdiction of the English courts.

12.3	Limitation period – Any claims must be brought no later than 2 years after the date the claimant should have been aware of the potential claim and, in any event, no later than 4 years after any alleged breach.

13	General

13.1	Matters beyond reasonable control – No party will be liable to another if it fails to meet its obligations due to matters beyond its reasonable control.

13.2	Entire agreement – The agreement forms the entire agreement between the parties in relation to the services. It replaces any earlier agreements, representations or discussions. Subject to clause 8.4, no party is liable to any other party (whether for negligence or otherwise) for a representation that is not in the agreement.

13.3	Your actions – Where you consist of more than one party, an act or omission of one party will be regarded as an act or omission of all.

13.4	Assignment – No party may transfer or deal with their rights or obligations under the agreement without prior written consent, but we may novate the agreement to a transferee of all or part of our business. This novation will take effect on written notice from us so that (i) the transferee will be substituted for us with effect from the date specified in the notice and we will no longer have any rights and obligations under the agreement except in respect of work performed prior to that date and (ii) the combined aggregated liability of us and the transferee will not exceed the limit of our liability before the novation took place. We may also transfer or deal with our rights in any unpaid invoice without notice.

13.5	Rights of third parties – Except as set out in clauses 8.5, 9.2 and 9.3, a person who is not a party to the agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 (as may be amended) to enforce any term of the agreement. The PwC firms and individuals referred to in those clauses may enforce them in their own right. Their consent is not required to vary or rescind the agreement.

13.6	Regulated legal services – Unless otherwise stated in the engagement letter the services are not regulated by the Solicitors Regulation Authority (SRA). Where we do provide SRA regulated legal services these are conducted in accordance with the SRA Handbook.

13.7	Quality of service – If you are not satisfied with the services, or have suggestions for improvement, please contact either your engagement leader or Margaret Cole, the executive board member responsible for quality, who is located at our registered office. We will look carefully and promptly at any complaint. You may also contact the Institute of Chartered Accountants in England and Wales. In the case of SRA regulated legal services or the conduct of authorised lawyers, you may be able to ask the Legal Ombudsman to consider the complaint. Further details of our complaints procedure are available on request or at http://www.pwc.co.uk/who-we-are/provision-ofservices. html.

13.8	Survival – Any clause that is meant to continue to apply after termination of the agreement will do so including, but not limited to, 2.3, 2.4, 2.6, 2.7, 4, 5, 6, 7, 8, 9, 11.3, 12, 13 and 14.

14	Interpretation

In the agreement the following words and expressions have the meanings given to them below:

PwC firm – any entity or partnership within the worldwide network of PricewaterhouseCoopers firms and entities services – the services set out in the engagement letter

the agreement – these terms and the engagement letter to which they relate (including any schedules)

we, us or our – refers to PricewaterhouseCoopers LLP, a limited liability partnership incorporated in England (number OC303525) whose registered office is at 1 Embankment Place, London WC2N 6RH you, your – the party or parties to the agreement (excluding us)

Page 3 of 3	PwC Terms of Business 04/18